NUVEEN ARIZONA MUNICIPAL BOND FUND

NUVEEN COLORADO MUNICIPAL BOND FUND

NUVEEN MARYLAND MUNICIPAL BOND FUND

NUVEEN MUNICIPAL BOND FUND 2

NUVEEN NEW MEXICO MUNICIPAL BOND FUND

NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND

NUVEEN VIRGINIA MUNICIPAL BOND FUND

SUPPLEMENT DATED MARCH 12, 2012

TO THE PROSPECTUS DATED SEPTEMBER 30, 2011

Currently, the Nuveen Mutual Funds (the “Funds”) utilize two transfer agents and, as a result, certain shareholder privileges are limited as described below. Starting in mid-2012, all of the Funds will begin using the same transfer agent – Boston Financial Data Services, Inc. – at which point such shareholder privileges will no longer be limited. The details are as follows.

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Rights of Accumulation and Letter of Intent: The right of accumulation is the ability of a shareholder, when calculating breakpoints, to reduce the Class A sales charge by aggregating holdings across the Funds to the value of the shareholder’s purchase. A shareholder can use a letter of intent to reduce the Class A sales charge to the rate applicable to the total amount of purchases the shareholder intends to make over a 13-month period. Each of these privileges is currently limited to aggregating values or purchases of Funds that have the same transfer agent. When all the Funds begin using the same transfer agent, shareholders will be able to aggregate the values or purchases across all of the Funds.

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Exchange Privilege: Shareholders may exchange Fund shares into an identically registered account for the same class of another Fund, provided that the Funds have the same transfer agent. Exchanges between Funds with different transfer agents currently are not allowed. When the Funds begin using the same transfer agent, each Fund will have the same exchange options across all of the Funds.

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Reinstatement Privilege: If a shareholder redeems shares of a Fund, the shareholder may reinvest all or part of the redemption proceeds up to one year later without incurring any additional charges. The reinstatement privilege is currently limited to reinvestment in a Fund that has the same transfer agent as the Fund from which a shareholder redeemed. When all of the Funds begin using the same transfer agent, shareholders will be able to utilize the reinstatement privilege for reinvestment in any Fund.

Please see a Fund’s prospectus for more information about these shareholder privileges. Further information about the transfer agent consolidation is available under the “Transfer Agent” tab of each Fund’s webpage, which can be accessed through www.nuveen.com.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-MS1P-0312P